Exhibit 99.2
Alpine Valley Music Theatre East Troy, WI April 2024 Investor Presentation

2 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Company Profile Ticker Symbol (NYSE) PINE Stock Price (as of 3/31/2024) $15.28 Equity Market Capitalization $227M Total Enterprise Value (TEV) $492M TEV Per Square Foot $128 Implied Cap Rate 8.3% Net Debt to TEV1 54% Annualized Dividend Yield 7.2% Common Shares & OP Units Outstanding3 14.8M Book Value Per Share $18.22 Number of Net Lease Properties 138 Number of States with a Property 35 Total Portfolio Square Feet 3.8M Current Occupancy 99.0% % of ABR from Investment Grade-Rated Tenants2 65% 5-mile Weighted Average Household Income $100,000 5-mile Weighted Average Total Population > 110,000 Average Rent PSF < $11.00 Average Lease Duration 6.9 Years As of March 31, 2024, unless otherwise noted. 1. Net debt to Total Enterprise Value is the Company’s outstanding debt, minus the Company’s cash, cash equivalents and restricted cash, as a percentage of the Company’s enterprise value. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 3. As of March 31, 2024; includes 1,223,854 OP Units held by third parties in Alpine Income Property OP, LP, the Company’s operating partnership (the “Operating Partnership” or “OP”). Value + Income High-Quality, 100% Retail Net Lease Portfolio

3 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Small Cap Discount (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% Dec 2022 Jan 2023 Feb 2023 Mar 2023 Apr 2023 May 2023 Jun 2023 Jul 2023 Aug 2023 Sep 2023 Oct 2023 Nov 2023 Dec 2023 Jan 2024 Feb 2024 2023 & YTD 2024 Total Return Beginning of Regional Banking Crisis

4 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Strong Growth and Low Multiple 1. 2024E AFFO per share growth and 2024E AFFO multiples are based on the KeyBank Weekly Leaderboard report dated 3/28/2024. 2024E AFFO per share for PINE reflects the midpoint of guidance provided on April 18, 2024. 6.9% 5.6% 4.4% 3.8% 3.3% 3.2% 2.9% 15.3x 14.6x 9.8x 13.9x 12.8x 13.0x 14.2x EPRT NTST PINE ADC NNN O FCPT 2024E AFFO Growth 2024E AFFO Growth 2024E AFFO Multiple 2024E AFFO Multiple Peer Average 14.0x 2023 AFFO Actuals to 2024 AFFO Estimates Growth & 2024E AFFO Multiples 2024E AFFO Multiples

Margin of Safety: Portfolio TEV Basis at Sharp Discount to Peer Average and Large Discount to Replacement Cost



$449
$340
$323
Peer Average $292
$266
$190
$183
$128
FCPT
NNN
EPRT
O
ADC
NTST
PINE
TEV[1] Per Square Foot[2]

High-Quality Portfolio with Valuation Upside

PINE's total enterprise value (TEV) is $128 per square foot, allowing shareholders to invest below replacement cost.

Better Margin of Safety with Stickier Tenants

With an average cash rent per square foot of $10.03, occupancy costs for PINE's portfolio tenants are meaningfully below market rents given the inflationary pressure on building and land costs, suggesting tenants may be more likely to exercise their renewal options at expiration.

1. Total Enterprise Value for each peer net lease company is from the Stifel Triple-Net REITs Comp Sheets 3/31/2024 report.
2. Portfolio size is based on total square feet and is from available information published on each company's website, as of March 2, 2024. Portfolio information for PINE is as of March 31, 2024.

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© 2024 Alpine Income Property Trust, Inc. | alpinereit.com

6 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Large Earnings Multiple Discount with Strong IG Profile 15.4x 14.8x 14.0x 13.9x 13.1x 12.9x 9.8x NTST FCPT ADC EPRT O NNN PINE 2024E FFO Multiple 1 PINE trades at a 5.0x multiple discount to the investment grade-focused peer group average, implying significant valuation upside Investment Grade-Focused Peer Average 14.8x 71% 59% 69% 17% 65% 1. 2024E FFO multiples are based on the closing stock price on March 31, 2024, using 2024E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 4/2/2024 report. 2024E FFO per share for PINE reflects the midpoint of guidance provided on April 18, 2024. 2. Due to the merger between O and SRC, we cannot reasonably estimate the percentage of annual base rents that come from Investment Grade Rated Tenants. 3. Percentage of rents associated with investment grade-rated tenants based on published information available through each company’s website as of March 2, 2024. IG RATED Disclosed % of Rents from Investment Grade-Rated Tenants2 Not Disclosed Not Available2

7 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com High Yield from In-Place Dividend 1. All dividend yields and payout ratios are based on the closing stock price on March 31, 2024, using current annualized dividends and 2024E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 4/2/2024 report. 2024E FFO per share for PINE reflects the midpoint of guidance provided on April 18, 2024. 84% 75% 75% 73% 69% 68% 60% 5.6% 7.2% 5.7% 5.2% 4.5% 5.3% 4.3% FCPT PINE O ADC NTST NNN EPRT 2024E FFO Payout Ratio Dividend Yield Peer Average 5.1% PINE’s dividend is strongly supported by a conservative payout ratio and a portfolio built with an intense focus on real estate fundamentals, high-quality tenancy and long-term stability.

8 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Attractive Loan Investments Description (Total Loan Amount) Anchor Tenant Outstanding Balance1 Coupon Rate Maturity Date First Mortgage ($24.0) - Micromont Portfolio (41 Properties) Diversified $23.4 8.75% 11/26 First Mortgage ($7.8) – Site Development Loan Greenwood, IN Wawa $7.1 8.50% 7/25 First Mortgage ($7.2) – Site Development Loan Lawrenceville, GA Chick-fil-A $3.6 11.25% 1/26 First Mortgage ($6.8) – Site Development Loan Antioch, TN Wawa $4.6 11.0% 10/25 Total/Average $38.7 9.21% PINE’s commercial loan investments provide attractive risk adjusted returns, supported by strong tenant credits and well capitalized sponsors. 1. Outstanding balance of loans are as of 3/31/2024 (all $ in millions).

9 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Improved Portfolio Size, Diversity and Quality 2019 (IPO) Number of Net Lease Properties 20 138 Number of States with a Property 12 35 Total Portfolio Square Feet 0.9M 3.8M Annualized Base Rent (ABR) $13.3M $38.9M Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 12% Walgreens (S&P: BBB-) Top Sector as a % of ABR 21% Financial Services 14% Dollar Stores Top State as a % of ABR 26% Florida 12% New Jersey % of ABR from IG Rated Tenants 36% 65% % of ABR from Credit Rated Tenants 89% 89% 2024

10 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Investment Grade-Focused Portfolio Credit Rating BBB- / Ba2 12% BBB+ / Baa1 9% BBB / Baa3 9% BBB / Baa2 9% BBB / Baa2 5% AA / Aa2 5% BBB+ / A3 4% CCC / Caa3 4% NR / NR 3% A / A2 3% 37% 100% ABR % Other 3% 4% 10% 9% 13% 8% 11% 42% Lease Rollover Schedule % of ABR Expiring 6.9 Years of Weighted Average Lease Term Remaining 1. Credit Ratings are from S&P Global Ratings and Moody’s Investors Service. 0%

11 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com High-Quality Top Tenant Base – Only REIT with Lowe’s in Top Five Credits Disclosed % of Rents from Investment Grade-Rated Tenants3 RATED IG 71% 69% 59% 17% 1. Due to the merger between O and SRC, we do not have a disclosed top 10 tenants list of the combined company. The top 10 tenants reflected are based on published information available on O’s website as of March 3, 2024. 2. Due to the merger between O and SRC, we cannot reasonably estimate the percentage of annual base rents that come from Investment Grade Rated Tenants. 3. Top ten tenants and percentage of rents associated with investment grade-rated tenants based on published information available through each company’s website as of March 3, 2024. Not Disclosed 65% 1 Not Available2

12 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Excellent Tenant Credit and Operational Transparency Investment Grade 65% Not Rated 11% Non-Investment Grade 24% Dollar Stores 14% Pharmacy 13% Home Improvement 13% Sporting Goods 12% Home Furnishings 8% General Merchandise 6% Consumer Electronics 6% Grocery 5% Entertainment 5% Off-Price Retail 4% Other 14% 100% ABR % ▪ 93% of ABR comes from tenants or the parent of a tenant that are credit rated or publicly traded, suggesting relatively better tenant financial and operational transparency Sector

Major Market, Demographic-Driven Net Lease Portfolio

- Geographically diversified portfolio focused on major markets and areas benefitting from demographic shifts and attractive supply/demand dynamics
- 50% of ABR comes from metropolitan statistical areas[1] with population in excess of one million people

% of Annualized Base Rent By State



> 7%
3% - 7%
2% - 3%
< 2%

- 42% of portfolio ABR comes from the top 10 MSAs[1], with more than 50% of ABR from the top 10 MSAs[1] comes from major markets of Houston, Atlanta, Tampa, Chicago, Philadelphia and New York
- Properties in the top 10 MSAs have a weighted average 5-mile average household income of $114,850[2]
- Properties in the top 10 MSAs have a weighted average 5-mile total population of 141,900[2]

$100,200 Total Portfolio Weighted Average 5-Mile Average Household Income[2]

114,250 Total Portfolio Weighted Average 5-Mile Total Population[2]

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference.
2. Based on 2023 Average Household Income (5-mile) and 2023 Total Population (5-mile) data from Esri.

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© 2024 Alpine Income Property Trust, Inc. | alpinereit.com

14 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Consistent Dividend Growth Stable, Well-Covered Dividend ▪ Current midpoint of 2024 guidance1 implies a 72% 2024E FFO per share dividend payout ratio ▪ 37.5% increase in the quarterly cash dividend since the beginning of 2020 Annualized Per Share Cash Dividend $1.10 Annualized Per Share Cash Dividend Yield 7.2% 1. 2024E FFO per share for PINE is the midpoint of guidance, as provided on April 18, 2024. $0.060 $0.200 $0.200 $0.200 $0.220 $0.240 $0.250 $0.255 $0.270 $0.270 $0.270 $0.275 $0.275 $0.275 $0.275 $0.275 $0.275 $0.275 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 IPO Q4 2019 Dividend Per Share Paid 2020 2021 2022 2023 2024

15 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Research Coverage Near Unanimous Buy or Outperform rated by Independent Analysts Baird Wes Golladay Outperform $19.00 B. Riley John Massocca Buy $19.50 BTIG Mike Gorman Buy $23.00 Colliers Barry Oxford Buy $18.00 Janney Rob Stevenson Buy $19.00 Jones Matthew Erdner Buy $19.00 Raymond James RJ Milligan Outperform $18.00 Stifel Simon Yarmak Buy $19.00 Truist Anthony Hau Hold $16.00 Average $18.94 Institution Covering Analyst Rating Price Target As of March 31, 2024.

Financial Strength

PINE has a demonstrated access to capital, is focused on maintaining reasonable leverage, and has completely fixed its attractive cost of debt through 2026.

Well-Capitalized Balance Sheet

Equity Market Capitalization[1]	**$227M**
Net Debt Outstanding[2]	**$265M**
Total Enterprise Value (TEV)	**$492M**

No Near-Term Capital Markets Exposure

- PINE has no debt maturities until May 2026
- Minimal floating interest rate exposure
- More than $185 million of potential liquidity via cash, restricted cash and undrawn revolving credit facility commitments

Stable Leverage Profile

Net Debt to TEV[3]	
Q1 2024	**54%**
Q4 2023	51%
Q4 2022	47%

Net Debt to Pro Forma EBITDA[4]	
Q1 2024	**7.4x**
Q4 2023	7.7x
Q4 2022	7.1x

Staggered Debt Maturity Schedule



Debt Outstanding[1]
$100
$100
$73
2024
2025
2026
2027
2028
2029
2030
Revolving Credit Facility[5]
Unsecured Term Loans

$ in millions; any differences a result of rounding.

1. As of March 31, 2024.
2. Net Debt Outstanding is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash.
3. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash, as a percentage of the Company's enterprise value.
4. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.
5. Reflects $73.0 million outstanding under the Company's $250 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

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© 2024 Alpine Income Property Trust, Inc. | alpinereit.com

17 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com 2024 Guidance Range Investments $50 million - $80 million Dispositions $50 million - $80 million FFO Per Diluted Share $1.51 - $1.56 AFFO Per Diluted Share $1.53 - $1.58 Weighted Average Diluted Shares Outstanding 14.9 million - 14.9 million The Company’s outlook and guidance for 2024 assumes stable or improving economic activity, strong underlying business trends related to each of our tenants and other significant assumptions. 2024 guidance was provided in the Company’s First Quarter 2024 Operating Results press release filed on April 18, 2024. Low High 2024 Guidance

18 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Corporate Responsibility Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Social Responsibility Environmental Responsibility Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

19 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com External Management Alignment As of March 31, 2024. Aligned Ownership CTO currently owns an approximate 16% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes economies of scale from the 34-member CTO team without the corresponding G&A expense Internalization Anticipated in the Future Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Five-year initial term (initial expiration November 2024), with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the annualized average management fee for the preceding 24-months Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure.

20 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Disclaimer This press presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, credit risk associated with the Company investing in first mortgage investments, illiquidity of real estate investments and potential damages from natural disasters, the impact of epidemics or pandemics (such as the COVID-19 Pandemic and its variants) on the Company’s business and the business of its tenants and the impact of such epidemics or pandemics on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of March 31, 2024, unless otherwise noted and any differences in calculations are assumed to be a function of rounding. 2. Annualized straight-line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of March 31, 2024. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. The Company defines an Investment Grade (“IG”) Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. 5. The Company defines a Credit Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners.

21 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Information Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”) Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO, and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we further modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as loss on extinguishment of debt, amortization of above- and below-market lease related intangibles, straight-line rental revenue, amortization of deferred financing costs, non-cash compensation, and other non-cash income or expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination and/or payoff, and real estate related depreciation and amortization including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-cash income or expense, and other non-recurring items such as disposition management fees. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO, and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies.

22 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Statement of Operations Alpine Income Property Trust, Inc. Consolidated Statements of Operations (Unaudited) (In thousands, except share, per share and dividend data) 1. Includes the weighted average of 1,223,854 and 1,703,494 shares during the three months ended March 31, 2024 and 2023, respectively, underlying OP Units including (i) 1,223,854 shares underlying OP Units issued to CTO Realty Growth, Inc. and (ii) 479,640 shares underlying OP Units issued to an unrelated third party, which OP Units were redeemed by PINE for an equivalent number of shares of common stock of PINE during the three months ended December 31, 2023. Three Months Ended March 31, 2024 March 31, 2023 Revenues: Lease Income $ 11,464 $ 11,156 Interest Income from Commercial Loan Investments 903 — Other Revenue 99 — Total Revenues 12,466 11,156 Operating Expenses: Real Estate Expenses 1,928 1,434 General and Administrative Expenses 1,542 1,515 Provision for Impairment 31 — Depreciation and Amortization 6,382 6,335 Total Operating Expenses 9,883 9,284 Gain of Disposition of Assets — 4,453 Gain on Extinguishment of Debt — 23 Net Income from Operations 2,583 6,348 Investment and Other Income 69 10 Interest Expense (2,935) (2,613) Net Income (Loss) (283) 3,745 Less: Net (Income) Loss Attributable to Noncontrolling Interest 23 (406) Net Income (Loss) Attributable to Alpine Income Property Trust, Inc. $ (260) $ 3,339 Per Common Share Data: Net Income (Loss) Basic $ (0.02) $ 0.24 Diluted $ (0.02) $ 0.21 Weighted Average Number of Common Shares: Basic 13,621,208 14,000,553 Diluted1 14,845,062 15,704,047 Dividends Declared and Paid $ 0.275 $ 0.275

23 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Measures Reconciliation Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Funds From Operations and Adjusted Funds From Operations (Unaudited) (In thousands, except per share data) Three Months Ended March 31, 2024 March 31, 2023 Net Income (Loss) $ (283) $ 3,745 Depreciation and Amortization 6,382 6,335 Provision for Impairment 31 — Gain on Disposition of Assets — (4,453) Funds from Operations $ 6,130 $ 5,627 Adjustments: Gain on Extinguishment of Debt — (23) Amortization of Intangible Assets and Liabilities to Lease Income (110) (87) Straight-Line Rent Adjustment (65) (165) Non-Cash Compensation 79 80 Amortization of Deferred Financing Costs to Interest Expense 180 174 Other Non-Cash Expense 29 29 Adjusted Funds from Operations $ 6,243 $ 5,635 FFO per Diluted Share $ 0.41 $ 0.36 AFFO per Diluted Share $ 0.42 $ 0.36

24 © 2024 Alpine Income Property Trust, Inc. | alpinereit.com Net Debt-to-EBITDA Pro Forma Reconciliation Alpine Income Property Trust, Inc. Non-GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) Three Months Ended March 31, 2024 Net Loss $ (283) Adjustments: Depreciation and Amortization 6,382 Provision for Impairment 31 Straight-Line Rent Adjustment (65) Non-Cash Compensation 79 Amortization of Deferred Financing Costs to Interest Expense 180 Amortization of Intangible Assets and Liabilities to Lease Income (110) Other Non-Cash Expense 29 Other Non-Recurring Items (21) Interest Expense, net of Deferred Financing Costs Amortization 2,755 EBITDA $ 8,977 Annualized EBITDA $ 35,908 Pro Forma Annualized Impact of Current Quarter Investment Activity1 133 Pro Forma EBITDA $ 36,041 Total Long-Term Debt $ 272,256 Financing Costs, Net of Accumulated Amortization 744 Cash and Cash Equivalents (5,145) Restricted Cash (2,833) Net Debt $ 265,022 Net Debt to Pro Forma EBITDA 7.4x 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investment activity during the three months ended March 31, 2024.

Investor Inquiries: Lisa M. Vorakoun, Chief Accounting Officer and Interim Chief Financial Officer and Treasurer, (386) 944-5641, lvorakoun@alpinereit.com